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                                                                    EXHIBIT 10.2


                                OPTION AGREEMENT


         OPTION AGREEMENT, dated as of April 12, 1997, by and between THE ARNOLD PALMER GOLF COMPANY, a Tennessee corporation, with offices at 6201 Mountain View Road, Ooltewah, Tennessee 37363 ("APGC"), and NANCY LOPEZ ENTERPRISES, INC., an Ohio corporation, c/o International Management, Inc., One Erieview Plaza, Suite 1300, Cleveland, Ohio 44114 ("Enterprises"):


                                   WITNESSETH:


         WHEREAS, Enterprises and APGC are entering into a licensing agreement (the "Licensing Agreement") simultaneously herewith which Licensing Agreement provides for the use by APGC of the name, likeness and endorsement of Nancy Lopez ("Lopez") in connection with the advertisement and promotion of certain of APGC's Products (as defined therein). All terms used but not defined herein shall have the meanings ascribed to them in the Licensing Agreement;

         WHEREAS, as part of the remuneration to be paid to Enterprises pursuant to the Licensing Agreement, Enterprises will be granted options to purchase Shares (as defined herein) on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Enterprises and APGC hereby agree as follows:

         SECTION 1. Definitions.

         For purposes of this Agreement, the following capitalized terms shall have the respective meanings indicated below.

         "Additional Shares" shall mean all Shares (including treasury Shares, but excluding Shares issued or sold pursuant to employee benefit plans and Shares issued upon exercise of options) issued or sold (or, deemed to be issued or sold) by APGC after the date hereof, whether or not subsequently reacquired or retired by APGC.

         "Affiliate" shall mean any Person which, directly or indirectly, controls, is controlled by or is under common control with the relevant Person and, if such Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual, or one or more members of such immediate family or any Person who is controlled by any such member or trust. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean a member of the board of directors, a partner or an officer of such Person, or any other Person having, directly or indirectly, the power


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to direct or cause the direction of the management and policies of such Person, through the ownership (of record, as trustee, by voting agreement or by proxy) of voting securities or similar equity interests, by contract or otherwise. Any Person owning or controlling directly or indirectly 10% or more of the voting securities or similar equity interests of another Person shall be deemed to be an Affiliate of such person.

         "Business Day" shall mean any other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law or other governmental action to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

         "Convertible Securities" shall mean any evidence of indebtedness, shares of stock (other than Shares) or other securities directly or indirectly convertible into or exchangeable for Additional Shares.

         "Current Market Price" shall mean on any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Shares are then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

         "Exercise Date" means the date on which an Option first becomes exercisable.

         "Fifth Year Option" shall mean the right of Enterprises to purchase, at Enterprises' election, in accordance with the terms of this Agreement, a number of Shares up to the Fifth Year Option Number, upon payment of the Aggregate Option Share Price for the number of Shares so purchased, subject to adjustment as provided herein.

         "Fifth Year Option Number" shall mean 40,000 Shares, as such number may be adjusted as provided herein.

         "First Year Option" shall mean the right of Enterprises to purchase, at Enterprises' election, in accordance with the terms of this Agreement, a number of Shares up to the First Year Option Number, upon payment of the Aggregate Option Share Price for the number of Shares so purchased, subject to adjustment as provided herein.

         "First Year Option Number" shall mean 40,000 Shares, as such number may be adjusted as provided herein.

         "Fourth Year Option" shall mean the right of Enterprises to purchase, at Enterprises' election, in accordance with the terms of this Agreement, a number of Shares up to the Fourth Year Option Number, upon payment of the Aggregate Option Share Price for the number of Shares so purchased, subject to adjustment as provided herein.





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         "Fourth Year Option Number" shall mean 40,000 Shares, as such number may be adjusted as provided herein.

         "Market Price" shall mean on any date specified herein, the amount per share of the Shares, equal to (a) the last sale price of such Shares, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Shares is then listed or admitted to trading, or (b) if such Shares are not then listed or admitted to trading on any national securities exchange but it designated as a national market system security by the NASD, the last trading price of the Shares on such date, or (c) if there shall have been not trading on such date or if the Shares are not so designated, the average of the closing bid and asked prices of the Shares on such date as shown by the NASD automated quotation system, or (d) if such Shares are not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of APGC as of the last day of any month ending with 60 days preceding the date as of which the determination is to be made or (y) the fair value thereof determined in good faith by the Board of Directors of APGC as of a date which is within 180 days of the date as of which the determination is to be made.

         "NASD" shall mean The National Association of Securities Dealers, Inc.

         "Option" and "Options" shall mean one or more of the First Year Option, the Second Year Option, the Third Year Option, the Fourth Year Option and the Fifth Year Option.

         "Option Share Price" shall be, on a per Share basis, the Market Price on the date hereof. The Option Share Price shall be adjusted and readjusted from time to time as provided herein and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required hereby. In the event of a Share dividend, Share split, or combination of Shares which results in a proportionate increase or decrease in the number of Shares, the Option Share Price then in effect shall be decreased (in the case of a proportionate increase in Shares outstanding) or increased (in the case of a proportionate decrease in Shares outstanding) in the same proportion. In the event of a recapitalization, reorganization, consolidation, merger or similar transaction where Shares consisting of common stock of APGC are changed into or exchanged for a different number of Shares of common stock or different capital stock or other securities, the Option Share Price then in effect shall apply to so much of the different common stock, capital stock or other securities as are received with respect to each Share of common stock so changed or exchanged. Enterprises shall be given prompt written notice of any such event, which notice shall include in reasonable detail the calculation of any adjustments to the Option Share Price.

         "Other Options" shall mean rights or options (other than the Options) to subscribe for, purchase or otherwise acquire either Additional Shares or Convertible Securities.

         "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).




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         "Second Year Option" shall mean the right of Enterprises to purchase, at Enterprises' election, in accordance with the terms of this Agreement, a number of Shares up to the Second Year Option Number, upon payment of the Aggregate Option Share Price for the number of Shares so purchased, subject to adjustment as provided herein.

         "Second Year Option Number" shall mean 40,000 Shares, as such number may be adjusted as provided herein.

         "Shares" shall mean the shares of the common stock of APGC, $.50 par value per share, outstanding at any time and any stock or other securities into which such common stock may hereafter be changed or for which such common stock may be exchanged after giving effect to the terms of such change or exchange (by way of reorganization, recapitalization, merger, consolidation or otherwise) and all other stock of any class or classes (however designated) of APGC the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         "Third Year Option" shall mean the right of Enterprises to purchase, at Enterprises' election, in accordance with the terms of this Agreement, a number of Shares up to the Third Year Option Number, upon payment of the Aggregate Option Share Price for the number of Shares so purchased, subject to adjustment as provided herein.

         "Third Year Option Number" shall mean 40,000 Shares, as such number may be adjusted as provided herein.

         SECTION 2. Option to Purchase Shares.

         2.1 Grant of Option.

                  2.1.1 Grant of First Year Option. APGC hereby grants to Enterprises the First Year Option, which is immediately exercisable. The First Year Option may be exercised in full or in any number of partial exercises in denominations of at least 500 shares at any time at or prior to the tenth anniversary hereof.

                  2.1.2 Grant of Second Year Option. APGC hereby grants to Enterprises the Second Year Option, which is exercisable upon the first anniversary hereof. The Second Year Option may be exercised in full or in any number of partial exercises at any time on or after the Exercise Date for such Option and at or prior to the tenth anniversary of the Exercise Date for such Option.

                  2.1.3 Grant of Third Year Option. APGC hereby grants to Enterprises the Third Year Option, which is exercisable upon the second anniversary hereof. The Third Year Option may be exercised in full or in any number of partial exercises in denominations of at least 500 shares at any time on or after the Exercise Date for such Option and at or prior to the tenth anniversary of the Exercise Date for such Option.





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                  2.1.4 Grant of Fourth Year Option. APGC hereby grants to
Enterprises the Fourth Year Option, which is exercisable upon the third anniversary hereof. The Fourth Year Option may be exercised in full or in any number of partial exercises in denominations of at least 500 shares at any time on or after the Exercise Date for such Option and at or prior to the tenth anniversary of the Exercise Date for such Option.

                  2.1.5 Grant of Fifth Year Option. APGC hereby grants to Enterprises the Fifth Year Option, which is exercisable upon the fourth anniversary hereof. The Fifth Year Option may be exercised in full or in any number of partial exercises in denominations of at least 500 shares at any time on or after the Exercise Date for such Option and at or prior to the tenth anniversary of the Exercise Date for such Option.

         2.2 Exercise of Option. An Option may be exercised in whole or in part by Enterprises by serving written notice (the "Option Notice") upon APGC specifying the number of Shares then to be purchased. An Option shall be exercisable at a purchase price equal to the product of the number of Shares to be purchased multiplied by the Option Share Price then in effect. The closing for each such purchase shall be held at the offices of APGC on a day not later than 30 Business Days after the date of the Option Notice. At the closing, APGC shall deliver to Enterprises, against payment of the purchase price specified in this Section 2.2, certificates for the Shares purchased, free and clear of all pledges, options, claims, liens, security interests and encumbrances of any kind, other than the requirements of federal and state securities laws respecting limitations on the subsequent transfer thereof and with all requisite stock transfer tax stamps attached or provided for. Notwithstanding the foregoing, if the Licensing Agreement is terminated solely due to a default by Enterprises thereunder, no Option having an Exercise Date after the effective date of such termination shall become exercisable, having an Exercise Date after the effective date of such termination, and all such Options shall immediately lapse on the termination date. In no event shall the termination (for any reason) or expiration of the Licensing Agreement affect any Options having an Exercise Date prior to or on the effective date of such termination or expiration or affect any Options having an Exercise Date after the effective date of such termination or expiration except as expressly provided herein.

         SECTION 3. Adjustment of Shares Issuable Upon Exercise.

         3.1 General; Option Share Price. The number of Shares which Enterprises shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of Shares which would otherwise (but for the provisions of this Section) be issuable upon such exercise, as designated by Enterprises, by the fraction of which (a) the numerator is the Option Share Price in effect on the date hereof and (b) the denominator is the Option Share Price in effect on the date of such exercise.

         3.2 Adjustment of Option Share Price.

                  3.2.1 Issuance of Additional Shares. In case APGC at any time or from time to time after the date hereof shall issue or sell Additional Shares (including Additional Shares deemed to be issued pursuant hereto, but excluding Shares issued pursuant to the conversion of [name of Stock]




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outstanding as of the date hereof) without consideration or for a consideration per Share less than the greater of the Current Market Price and two times the Option Share Price in effect immediately prior to such issue or sale, then, and in each such case, subject to Section 3.7, such Option Share Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Option Share Price by a fraction

                           (a) the numerator of which shall be (i) the number of
Shares outstanding immediately prior to such issue or sale plus (ii) the number of Shares which the aggregate consideration received by APGC for the total number of such Additional Shares so issued or sold would purchase at the greater of such Current Market Price and two times such Option Share Price, and

                           (b) the denominator of which shall be the number of
Shares outstanding immediately after such issue or sale, provided that, for the purposes of this subsection, (x) immediately after any Additional Shares are deemed to have been issued pursuant to Section 3.3 or 3.4, such Additional Shares shall be deemed to be outstanding and (y) treasury Shares or Shares owned by APGC shall not be deemed to be outstanding.

                  3.2.2 Extraordinary Dividends and Distributions. In case APGC at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Other Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Shares, other than (a) a dividend payable in Additional Shares or (b) a regular periodic cash dividend at a rate not in excess of 110% of the rate of the last regular periodic cash dividend theretofore paid, then, and in each such case, subject to Section 3.7, the Option Share Price in effect immediately prior to the close of business on the record date affixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Option Share Price by a fraction

                           (x) the numerator of which shall be the Current
Market Price in effect on such record date or, if the Shares trade on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of APGC) applicable to one Share, and

                           (y) the denominator of which shall be such Current
Market Price,

provided that, in the event that the amount of such dividend as so determined is equal to or greater than 50% of such Current Market Price or in the event that such fraction is less than 1/2, in lieu of the foregoing adjustment, adequate provision shall be made so that Enterprises shall receive a pro rata share of such dividend based upon the maximum number of shares at the time issuable to Enterprises (determined without regard to whether the Option is exercisable at such time).





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         3.3 Treatment of Other Options and Convertible Securities. In case APGC at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to received, any Other Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares issuable upon the exercise of such Other Options or, in the case of Convertible Securities and Other Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Shares trade on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading).

         3.4 Treatment of Share Dividends, Share Splits, etc.. In case APGC at any time or from time to time after the date hereof shall declare or pay any dividend on the Shares payable in Shares, or shall effect a subdivision of the outstanding Shares into a greater number of Shares (by reclassification or otherwise than by payment of a dividend in Shares), then, and in each such case, Additional Shares shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

         3.5 Computation of Consideration. For the purposes of this Section,

                  (a) the consideration for the issue or sale of any Additional Shares shall, irrespective of the accounting treatment of such consideration,

                           (i) insofar as it consists of cash, be computed at
the net amount of cash received by APGC, without deducting any expenses paid or incurred by APGC or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                           (ii) insofar as it consists of property (including
securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of APGC, and

                           (iii) in case Additional Shares are issued or sold
together with other stock or securities or other assets of APGC for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares, all as determined in good faith by the Board of Directors of APGC;

                  (b) Additional Shares deemed to have been issued pursuant to
Section 3.3, relating to Other Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                           (i) the total amount, if any, received and receivable
by APGC as consideration for the issue, sale, grant or assumption of the Other Options or Convertible Securities




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in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to APGC upon the exercise in full of such Other Options or the conversion or exchange of such Convertible Securities or, in the case of Other Options for Convertible Securities, the exercise of such Other Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                           (ii) the maximum number of Shares (as set forth in
the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Other Options or the conversion or exchange of such Convertible Securities; and

                  (c) Additional Shares deemed to have been issued pursuant to
Section 3.4, relating to stock dividends, stock splits, etc., shall be deemed to have been issue for no consideration.

         3.6 Adjustments for Combinations, etc.. In case the outstanding Shares shall be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of Shares, the Option Share Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         3.7 Minimum Adjustment of Option Share Price. If the amount of any adjustment of the Option Share Price required pursuant to this Section would be less than one percent (1%) of the Option Share Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent (1%) of such Option Share Price. If the amount of any adjustment of the Option Share Price required pursuant to this Section, together with any subsequent adjustments, does not aggregate at least one percent (1%) of such Option Share Price, no adjustment shall be made.

         SECTION 4. Consolidation, Merger, etc..

         4.1 Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc.. In case APGC after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into APGC and APGC shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Shares shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Shares (other than a capital reorganization or reclassification resulting in the issue of Additional Shares for which adjustment in the Option Share




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Price is provided herein), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Option, Enterprises, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Option Share Price in effect at the time of such consummation for all Shares issuable upon such exercise immediately prior to such consummation), in lieu of the Shares issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by this Option immediately prior thereto (determined without regard to whether the Option is exercisable at such time).

         4.2 Assumption of Obligations. Notwithstanding anything contained in the Option to the contrary, APGC will not effect any of the transactions described in subdivision (a) through (d) of Section 4.1 unless, prior to the consummation thereof, each Person (other than APGC) which may be required to deliver any stock securities, cash or property upon the exercise of this Option as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Option, (a) the obligations of APGC under this Option (and if APGC shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release APGC from, any continuing obligations of APGC under this Option), and (b) the obligation to deliver to such holder such shares of stock securities, cash or property as, in accordance with the foregoing provisions of this Section 4, such holder may be entitled to receive, and such Person shall have similarly delivered to such holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such holder, stating that this Option shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 4) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Option or the exercise of any rights pursuant hereto.

         SECTION 5. Representations and Warranties.

         (a) APGC Representations. APGC represents and warrants to Enterprises as follows:

                  (i) Organization and Qualification. APGC is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee.

                  (ii) Authority Relative to this Agreement. APGC has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate actions and no other proceedings on the part of APGC or its stockholders are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by APGC, and (assuming this Agreement is the valid and binding obligation of Enterprises) constitutes a valid and binding agreement of APGC, enforceable against APGC in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms




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of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (iii) No Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not (A) constitute a breach or violation of or default under the Charter or the By-laws of APGC or (B) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of APGC under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which APGC is a party or to which APGC or any of its properties or assets maybe subject, other than, in the case of clause
(B), such events that would not, either individually or in the aggregate, prevent or delay the consummation of the transactions contemplated hereby. The
(A) execution, delivery and performance of this Agreement by APGC will not require the consent or approval of any other party, and (B) the execution, delivery and performance by APGC of this Agreement and the consummation of the transactions contemplated hereby will not constitute a breach or violation of or default under any law, rule or regulation or any judgment, decree, order, governmental permit or license to which APGC is subject. To the knowledge of APGC, no challenges to the validity or effectiveness of this Agreement, or any other agreement or instrument necessary to consummate the transactions contemplated hereby, have been made by any governmental authority or other person.

                  (iv) Ownership of Shares. Upon payment of the Option Share Price, Enterprises will acquire, good, valid and marketable title to the Shares received, free and clear of any lien, charge, encumbrance, security interest, claim or right of others of whatever nature other than the requirements of the federal and state securities laws respecting limitations on the subsequent transfer thereof.

         (b) Enterprises Representations. Enterprises represents and warrants to APGC as follows:

                  (i) Organization and Qualification. Enterprises is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

                  (ii) Authority Relative to this Agreement. Enterprises has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate actions and no other proceedings on the part of Enterprises or its stockholders are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Enterprises, and (assuming this Agreement is the valid and binding obligation of Enterprises) constitutes a valid and binding agreement of Enterprises, enforceable against Enterprises in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in




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effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (iii) No Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not (A) constitute a breach or violation of or default under the Certificate of Incorporation or the Regulations of Enterprises or (13) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of Enterprises under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Enterprises is a party or to which Enterprises or any of its properties or assets may be subject, other than, in the case of clause (13), such events that would not, either individually or in the aggregate, prevent or delay the consummation of the transactions contemplated hereby. The (A) execution, delivery and performance of this Agreement by Enterprises will not require the consent or approval of any other party, and (B) the execution, delivery and performance by Enterprises of this Agreement and the consummation of the transactions contemplated hereby will not constitute a breach or violation of or default under any law, rule or regulation or any judgment, decree, order, governmental permit or license to which Enterprises is subject. To the knowledge of Enterprises, no challenges to the validity or effectiveness of this Agreement, or any other agreement or instrument necessary to consummate the transactions contemplated hereby, have been made by any governmental authority or other person.

                  (iv) Investment Intent. Enterprises is acquiring the Options, and upon exercise of the Options, the Shares for investment for its own account and not with a view to the resale or distribution thereof.

         SECTION 6. Reservation of Shares, etc..

         APGC will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Option the number of Shares from time to time issuable upon full exercise of the Options. All Shares issuable upon exercise of the Options at any time shall be duly authorized and, when issued upon such exercise, shall be validly issued and fully paid and non-assessable with no liability on the part of Enterprises.

         SECTION 7. No Dilution or Impairment.

         APGC will not, by amendment of its charter or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Option against dilution or other impairment. Without limiting the generality of the foregoing, APGC (a) will not




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permit the par value of any Shares receivable upon the exercise of this Option to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that APGC may validly and legally issue fully paid and non-assessable Shares on the exercise of the Options from time to time, (c) will not take any action which results in any adjustment of the Option Share Price if the total number of Shares issuable after the action upon full exercise of the Option would exceed the total number of Shares then authorized by APGC's Charter and available for the purpose of issue upon such exercise, and (d) will not authorize any additional Shares of capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar indicator of interest rates in respect of participation in dividends and to a fixed sum or percentage of par value in any such distribution of assets. In case any event shall occur as to which any of the provisions of this Option are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Option in accordance with the essential intent and principles contained herein, then, in each such case, APGC shall, at its sole cost and expense, appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of APGC), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve, without dilution, the purchase rights represented by this Option. Upon receipt of such opinion, APGC will promptly mail a copy thereof to the holder of this Option and shall make the adjustments described therein.

         SECTION 8. Registration Upon Issuance of Shares.

         If any Shares required to be reserved for purposes of exercise of this Option require registration with or approval of any governmental authority under any federal or state law (including, but not limited to, the Securities Act of 1933) before such Shares may be issued upon exercise, APGC will, at its expense and as expeditiously as possible, cause such Shares to be duly registered or approved, as the case may be. Without limiting the foregoing, the Shares issuable upon exercise of this Option (or upon conversion of any capital stock of APGC issued upon such exercise) shall be duly registered under the Securities Act of 1933 and all applicable "blue sky" laws. At any such time as Shares are listed on any national securities exchange, APGC will, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the Shares issuable upon exercise of the then outstanding portion of the Option and maintain the listing of such Shares after their issuance; and APGC will also list on such national securities exchange, will register under the Securities Exchange Act of 1934 and will maintain such listing of, any other securities that at any time are issuable upon exercise of the Option, if and at the time that any securities of the same class shall be listed on such national securities exchange by APGC.

         SECTION 9. Specific Performance; Remedies.

         The parties acknowledge and agree that irreparable damage will result to Enterprises in the event that this Agreement is not specifically enforced. Therefore, the rights to, or obligations of,




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



purchase and sale of the Shares hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this Agreement or available at law or in equity shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which either party may have under this Agreement or otherwise.

         SECTION 10. Severability.

         If any provisions of this Agreement shall, for any reason, be adjudged by any court of competent jurisdiction to be invalid or unenforceable, such judgment shall not affect, impair or invalidate the remainder of this Agreement but shall be confined in its operation to the provision of this Agreement directly involved in the controversy in which such judgment shall have been rendered.

         SECTION 11. Notices.

         All notices, requests, demands and other communications hereunder must be in writing and shall be deemed to have been duly given if mailed by first class, registered mail, return receipt required, postage and registry fees prepaid, and addressed as follows:

         If to APGC:           The Arnold Palmer Golf Company
                               6201 Mountain View Road
                               Ooltewah, Tennessee 37363

         If to Enterprises:    Nancy Lopez Enterprises, Inc.
                               c/o International Management, Inc.
                               One Erieview Plaza, Suite 1300,
                               Cleveland, Ohio 44114

Either party by notice in writing mailed to the other party may change the name and address to which notices, requests, demands and other communications shall be mailed.

         SECTION 12. Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee without regard to any conflict of law principles that might require the application of the laws of another jurisdiction.

         SECTION 13. Arbitration.

         The parties agree to submit to arbitration any dispute related to this Agreement and agree that the arbitration process shall be the exclusive means for resolving disputes which the parties cannot resolve. Any arbitration hereunder shall be conducted under the Dispute Resolution Rules of the American Arbitration Association ("AAA") as modified herein. Arbitration proceedings shall take




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place in Cleveland, Ohio, before a single arbitrator who shall be a lawyer. All arbitration proceedings shall be confidential. Neither party shall disclose any information about the evidence produced by the other party in the arbitration proceedings, except in the course of judicial, regulatory, or arbitration proceeding, or as may be demanded by government authority. Before making any disclosure permitted by the preceding sentence, a party shall give the other party reasonable advance written notice of the intended disclosure and an opportunity to prevent disclosure. In connection with any arbitration provisions hereunder, each party shall have the right to take the deposition of one individual and any expert witness retained by the other party. Additional discovery may be had only where the arbitrator so orders, upon a showing of substantial need. Only evidence that is directly relevant to the issues may be obtained in discovery. Each party bears the burden of persuasion of any claim or counterclaim raised by that party. The arbitration provisions of this Agreement shall not prevent any party from obtaining injunctive relief from a court of competent jurisdiction to enforce the obligations for which such party may obtain provisional relief pending a decision on the merits by the arbitrator. Each of the parties hereby consents to the jurisdiction of Ohio courts for such purpose. The arbitrator shall have authority to award any remedy or relief that a court of the State of Ohio could grant in conformity to applicable law, except that the arbitrator shall have no authority to award attorneys' fees or punitive damages. Any arbitration award shall be accompanied by a written statement containing a summary of the issues in controversy, a description of the award, and an explanation of the reasons for the award. The arbitrator's award shall be final and judgment may be entered upon such award by any court. Any reference in this clause to the Employer also refers to all subsidiary and affiliated entities and all benefit plans, sponsors and trustees of benefit plans, fiduciaries, administrators, officers and directors.

         SECTION 14. Amendments, etc..

         This Agreement may not be modified or amended, and no provision hereof may be waived, except by an instrument in writing signed by the parties hereto.

         SECTION 15. Successors and Assigns.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and transferees. No party hereto may assign their rights and obligations hereunder without the prior written consent of the other party hereto; except that Enterprises may, after providing APGC with written notice, transfer and assign its rights under this Agreement (including but not limited to the Options themselves) to Lopez, any other corporation wholly owned by Lopez or to one or more trusts for Lopez's estate planning purposes.

         SECTION 16. Counterparts.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.





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


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

NANCY LOPEZ ENTERPRISES, INC.          THE ARNOLD PALMER GOLF COMPANY


By: /s/ Nancy Lopez                    By: /s/ George H. Nichols
    ----------------------------           ------------------------------------
    Name:  Nancy Lopez                     Name:  George H. Nichols
    Title:  President                      Title:  Chairman and Chief Executive
                                                   Officer





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